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Exhibit 99.2

AZTECA ACQUISITION CORPORATION
SPECIAL MEETING OF WARRANTHOLDERS
TO BE HELD ON                        , 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
AZTECA ACQUISITION CORPORATION

PROXY

        The undersigned warrantholder owning warrants of Azteca Acquisition Corporation, a Delaware corporation ("Azteca"), having read the notice of special meeting of warrantholders and the definitive proxy statement/prospectus, receipt of which are hereby acknowledged, revoking all prior proxies, hereby appoints Gabriel Brener, Clive Fleissig and Juan Pablo Albán, or any of them, with the full power and authority to act as proxy of the undersigned and with full power of substitution, to vote all warrants which the undersigned may be entitled to vote at the special meeting of warrantholders of Azteca to be held on                        , 2013 at           a.m., Eastern time, at the offices of Greenberg Traurig, LLP, located at 200 Park Avenue, New York, NY 10166, and at any adjournments or postponements thereof, on the matters set forth in this proxy and described in the definitive proxy statement/prospectus, and in their discretion with respect to such other matters as may be properly brought before the meeting or any adjournments or postponements thereof.

        PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENVELOPE ENCLOSED. THIS PROXY CARD WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED WARRANTHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☐

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

        1.     To approve an amendment to the terms of your warrant that will reduce by 50% the number of shares of Azteca common stock for which your warrants are exercisable (from one share to one-half share), with the warrant price being reduced to $6.00 per half share and make certain other amendments to your rights as a warrantholder.

☐ FOR	☐ AGAINST	☐ ABSTAIN

        2.     To adjourn the Azteca special meeting to permit further solicitation of proxies because there are not sufficient proxies at the Azteca special meeting to vote in favor of the Warrant Amendment.

☐ FOR	☐ AGAINST	☐ ABSTAIN

        IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF WARRANTHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Warrantholder's Signature

Signature of Warrantholder:	Date:	Signature of Warrantholder:	Date:

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

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  Exhibit 99.2
AZTECA ACQUISITION CORPORATION SPECIAL MEETING OF WARRANTHOLDERS TO BE HELD ON , 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AZTECA ACQUISITION CORPORATION PROXY